                        THIRD LOAN MODIFICATION AGREEMENT

     This Third Loan Modification Agreement (this "Loan Modification Agreement")
is entered into as of June 2, 2004, by and between SILICON VALLEY BANK, a
California-chartered bank, with its principal place of business at 3003 Tasman
Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton,
Massachusetts 02462, doing business under the name "Silicon Valley East"
("Bank") and GLOBECOMM SYSTEMS INC., a Delaware corporation with offices at 45
Oser Avenue, Hauppauge, New York 11788 and, pursuant to a certain Joinder
Agreement of even date, (the "Joinder Agreement") NETSAT EXPRESS, INC., a
Delaware corporation with offices at 45 Oser Avenue, Hauppauge, New York 11788
(jointly and severally, "Borrower").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank,
     Borrower is indebted to Bank pursuant to a loan arrangement dated as of
     September 15, 2003, evidenced by, among other documents, a certain Loan and
     Security Agreement dated as of September 15, 2003 between Borrower and
     Bank, as amended from time to time and as affected by the Joinder Agreement
     (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan
     Agreement.

2.   DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the
     Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

          Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the
     "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     Modification to Loan Agreement.

          i.   By deleting the following text appearing in Section 1(A)(i) of the Schedule to the Loan Agreement:

                    "$7,500,000 at any one time outstanding (the "Maximum Credit
                    Limit"; minus"

                    and inserting the following in lieu thereof:

                    "$10,500,000 at any one time outstanding (the "Maximum
                    Credit Limit"; minus"

          ii.  By deleting the following text appearing in Section 1 of the
               Schedule to the Loan Agreement:

                    "Letter of Credit/Foreign Exchange Contract/Cash Management
                    Services Sublimit (Section 1.5, 1.6): $7,500,000"

                    and inserting the following in lieu thereof:

                    "Letter of Credit/Foreign Exchange Contract/Cash Management
                    Services Sublimit (Sections 1.5, 1.6): $10,500,000"

4.   FEES. Borrower shall pay to Bank a modification fee equal to Twelve
     Thousand Two Hundred Sixty Three Dollars ($12,263.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall reimburse the Bank for all legal fees and expenses incurred in connection with this amendment to the Existing
     Loan Documents.

5.   RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement delivered to the Bank dated September 15,
     2003.

6.   RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate delivered to the Bank on or about September
     15, 2003, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

7.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.   RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.   NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that
     Borrower knows of no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if
     Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED.

10.  CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents.
     Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan
     Modification Agreement shall constitute a satisfaction of the Obligations.
     It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan
     Modification Agreement.

11.  COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                                BORROWER:

                                                GLOBECOMM SYSTEMS INC.

                                                By: /s/ Andrew C. Melfi
                                                    ----------------------------

                                                Name: Andrew C. Melfi
                                                Title: VP and CFO

                                                NETSAT EXPRESS, INC.

                                                By: /s/ Kenneth A. Miller
                                                    ----------------------------

                                                Name: Kenneth A. Miller
                                                Title: President

                                                BANK:

                                                SILICON VALLEY BANK, d/b/a
                                                SILICON VALLEY EAST

                                                By: /s/ Naomi B. Herman
                                                    ----------------------------

                                                Name: Naomi B. Herman
                                                Title: Vice President